UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006 (December 31, 2005)

ONEOK Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street Tulsa, Oklahoma	74103-4298
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 588-7000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2006, ONEOK Partners, L.P. (the “Partnership”) entered into a Reorganization Agreement with ONEOK Partners Intermediate Limited Partnership (the “Intermediate Partnership”), ONEOK Partners GP, L.L.C., the general partner of the Partnership (the “General Partner”), and ONEOK ILP GP, L.L.C. (the “ILP GP”). A copy of the Reorganization Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The parties entered into the Reorganization Agreement so that the Intermediate Partnership, as a 100%-owned subsidiary, would not be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and therefore avoid the administrative burden and costs associated with being a reporting company.

Pursuant to the Reorganization Agreement, the equity ownership structure of the Intermediate Partnership was reorganized so that the Intermediate Partnership became a 100%-owned subsidiary of the Partnership. In order to accomplish this reorganization, the Partnership formed the ILP GP and contributed a 0.01% limited partner interest in the Intermediate Partnership to the ILP GP in exchange for all of the membership interests in the ILP GP, and the ILP GP was organized as a 100%-owned subsidiary of the Partnership. Subsequent to the formation of the ILP GP:

(i)	the 0.01% limited partner interest in the Intermediate Partnership held by the ILP GP was converted into a 0.01% general partner interest in the Intermediate Partnership;

(ii)	the 1.0101% general partner interest in the Intermediate Partnership held by the General Partner was converted into a 1.0101% limited partner interest in the Intermediate Partnership; and

(iii)	the General Partner contributed to the Partnership its 1.0101% limited partner interest in the Intermediate Partnership in exchange for an increase in the General Partner’s general partner percentage interest in the Partnership from 1% to 2%.

As a result of the reorganization, the General Partner no longer serves as the general partner of the Intermediate Partnership, but instead the ILP GP is the sole general partner of the Intermediate Partnership. Further, the ILP GP agreed to pay, perform and discharge all rights, duties and obligations of the general partner of the Intermediate Partnership and all of the terms and conditions of the Intermediate Partnership’s agreement of limited partnership and to assume certain liabilities and obligations previously held by the General Partner in its capacity as the general partner of the Intermediate Partnership.

Pursuant to the Reorganization Agreement, the General Partner and the Partnership will indemnify the ILP GP from any claims arising from or relating to any liabilities of the Intermediate Partnership existing at the time of the contribution of the 0.01% limited partner interest from the Partnership to the ILP GP, but only to the extent that the General Partner’s share of such liabilities immediately prior to such contribution exceeds the General Partner’s federal income tax basis in its partnership interest in the Intermediate Partnership (the “Intermediate Partnership Excess Liabilities”). The General Partner will indemnify the Partnership from any claims arising from or relating to the Partnership’s indemnity obligation to the ILP GP discussed in the prior sentence.

In connection with the foregoing transactions, the Partnership and the Intermediate Partnership determined to amend their respective agreements of limited partnership as discussed in Item 5.03 below. The information disclosed under Item 5.03 below is incorporated herein by reference.

The General Partner is a wholly owned subsidiary of ONEOK, Inc. (“ONEOK”), a publicly traded Oklahoma corporation. ONEOK and the General Partner own all of the 2% general partner interest and approximately 43.7% of the limited partner interests in the Partnership, resulting in a total of approximately 45.7% of our general and limited partner interests. As the holder of all of our general partner interests, ONEOK has the right to receive all incentive distributions under our partnership agreement.

The officers and directors of the General Partner are generally the same persons who serve as the officers and directors of the ILP GP. The officers and directors of the General Partner may also be officers and, in some cases, directors of ONEOK.

ONEOK and its affiliates provide the type and amount of services to us and to our subsidiaries as ONEOK provides to its other affiliates. These services are provided pursuant to a Services Agreement that is attached to and further described in our current report on Form 8-K filed April 12, 2006.

The chart below shows our simplified organization and ownership structure after completion of the transactions contemplated by the Reorganization Agreement.

(1)	Includes a 43.7% limited partner interest held by ONEOK, Inc. and the General Partner.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Agreement of Limited Partnership of ONEOK Partners, L.P.

Effective September 15, 2006, the General Partner, as our sole general partner, and an authorized officer, as attorney in fact for our limited partners, entered into a Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “MLP Partnership Agreement”) to amend and restate the Partnership’s previously existing partnership agreement. The principal differences of the MLP Partnership Agreement from the previously existing partnership agreement are (i) the General Partner now owns a 2% general partner interest in the Partnership whereas it owned a combined 2% general partner interest in the Partnership and the Intermediate Partnership under the previously existing partnership agreement and (ii) certain cross reference and scrivener errors made in the previously existing partnership agreement were corrected, certain unused definitions that existed in the previously existing partnership agreement were deleted and new defined terms related to the transactions contemplated by the Reorganization Agreement were added.

Any defined terms used above but not otherwise defined have such meaning as set forth in the MLP Partnership Agreement. The description of the MLP Partnership Agreement set forth above in this Item 5.03 is qualified in its entirety by reference to the complete terms of the MLP Partnership Agreement, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Amendment to Certificate of Limited Partnership of ONEOK Partners Intermediate Limited Partnership

On September 15, 2006, the Intermediate Partnership filed a Certificate of Amendment to Certificate of Limited Partnership (the “Certificate of Amendment”) with the Delaware Secretary of State. The Certificate of Amendment reflects that the ILP GP is now the sole general partner of the Intermediate Partnership.

The description of the Certificate of Amendment set forth above in this Item 5.03 is qualified in its entirety by reference to the complete terms of the Certificate of Amendment, a copy of which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners Intermediate Limited Partnership

Effective September 15, 2006, the ILP GP, as the successor general partner of the Intermediate Partnership, and an authorized officer, as attorney in fact for the Intermediate Partnership’s limited partners, entered into Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of the Intermediate Partnership (“Amendment No. 1”) to amend the previously existing partnership agreement of the Intermediate Partnership. The principal differences of Amendment No. 1 from the previously existing partnership agreement of the Intermediate Partnership are as follows: (i) the general partner of the Intermediate Partnership was changed from the General Partner to the ILP GP; (ii) the percentage interest held by the general partner of the Intermediate Partnership was changed from a 1.0101% general partner interest to a 0.01% general partner interest; and (iii) certain provisions and definitions were revised and definitions were added related to the transactions contemplated by the Reorganization Agreement.

The description of Amendment No. 1 set forth above in this Item 5.03 is qualified in its entirety by reference to the complete terms of Amendment No. 1, a copy of which is filed as Exhibit 3.3 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

The audited balance sheet and related notes of ONEOK Partners GP, L.L.C., the general partner of the Partnership, as of December 31, 2005 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 3.1	Third Amended and Restated Agreement of Limited Partnership of ONEOK Partners, L.P.

Exhibit 3.2	Certificate of Amendment to Certificate of Limited Partnership of ONEOK Partners Intermediate Limited Partnership.

Exhibit 3.3	Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners Intermediate Limited Partnership.

Exhibit 10.1	Reorganization Agreement, dated September 15, 2006, by and among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, ONEOK Partners GP, L.L.C. and ONEOK ILP GP, L.L.C.

Exhibit 23.1	Consent of KPMG LLP.

Exhibit 99.1	Audited balance sheet and related notes of ONEOK Partners GP, L.L.C. as of December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK Partners, L.P.

By: ONEOK Partners GP, L.L.C., its general partner

Date: September 18, 2006	/s/ Jim Kneale
Jim Kneale
Executive Vice President-Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Third Amended and Restated Agreement of Limited Partnership of ONEOK Partners, L.P.

Exhibit 3.2	Certificate of Amendment to Certificate of Limited Partnership of ONEOK Partners Intermediate Limited Partnership.

Exhibit 3.3	Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners Intermediate Limited Partnership.

Exhibit 10.1	Reorganization Agreement, dated September 15, 2006, by and among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, ONEOK Partners GP, L.L.C. and ONEOK ILP GP, L.L.C.

Exhibit 23.1	Consent of KPMG LLP.

Exhibit 99.1	Audited balance sheet and related notes of ONEOK Partners GP, L.L.C. as of December 31, 2005.